Income taxes	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]

20. Income taxes:

Income (loss) before income taxes comprises the following:

	Year ended December 31,
(in thousands of U.S. dollars)	2010	2011	2012

France	(8,766)	(8,582)	(14,216)
United States	-	-	6,286
Total	$(8,766)	$(8,582)	$(7,930)

A reconciliation of income tax benefit (provision) computed at the French statutory rate (33.33%) and the US statutory rate (40%) to the income tax benefit is as follows:

	Year ended December 31,
(in thousands of U.S. dollars)	2010	2011	2012

Income tax benefit (provision) computed at the statutory rate (US & France)	2,922	2,860	2,224
Deferred Tax Allowance	(2,922)	(2,860)	(4,738)
Business Tax	(209)	(192)	(56)
Non Taxable remeasurement of fair value accounting	-	-	7,303
Temporary differences	-	-	(31)
Total	$(209)	$(192)	$4,702

License fees, milestone and royalties payments may be subject to a withholding tax depending on the tax rules of the country in which the licensee is located. In December 2009, with effect from January 1, 2010 the French authorities abolished the previous business tax and introduced the "Contribution Economique Territoriale" comprised of two components. One of these components is based upon a measure of income and therefore results in income tax accounting. For the year ended December 31, 2010, 2011 and December 31, 2012 the amount of this component was $209,000, $192,000 and $56,000 respectively.

Significant components of the Company's deferred taxes consist of the following:

	December 31,
(In thousands of U.S. dollars)	2011	2012

Deferred income tax assets:
Net taxable operating loss carry-forwards (not utilized)	53,230	65,657
Other deferred income tax assets	4,133	3,656
Valuation allowance for french activities	(57,105)	(64,356)
Net deferred income tax assets	258	4,957
Deferred income tax liabilities	(258)	(19,086)
Deferred income taxes, net	-	(14,130)

The Company has provided valuation allowances covering 100% of net deferred tax assets generated from its activities in France due to the Company's history of losses.

As of December 31, 2012, the Company had $184,716,000 in French net operating losses carry-forwards which have no expiration date, but for which annual utilization is limited to €1,000,000 plus 50% of any taxable income in excess of this threshold and $9,800,000 in US net operating losses carry-forwards which expire from 2030 to 2032, for which utilization of pre-acquisition tax losses of $4,9000,000 million is limited to $1,800,000 per year.

The increase in available net operating losses carry-forwards in 2012 is due to a tax loss $26,369,000 and the addition of pre-acquisition tax losses on acquisition of Éclat totaling $4,647,000. The French government provides tax credits to companies for spending on innovative research and development. These credits are recorded as an offset of research and development expenses (see note 5) and are credited against income taxes payable in each of the four years after being incurred or, if not so utilized, are recoverable in cash. As of December 31, 2012, Flamel had total research tax credits receivable of $20,357,000. In 2011, the Company obtained an advance from OSEO, a governmental agency supporting innovation, secured against the Research tax credit generated in fiscal year 2010. The Company renewed this financing operation in 2012 secured against the research tax credit generated for fiscal year 2011 (see Note 13.1). Generally, if these credits are not applied against future income taxes, they will be received as cash payments in the fourth year after the credit is earned.

The scheduled payments are shown in the following table

(In thousands of U.S. dollars)	December 31,
2013	6,632
Total current portion	6,632
2014	7,450
2015	6,275
Total long term portion	13,725
Total	20,357